UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2022

TILE SHOP HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35629	45-5538095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 Carlson Parkway, Plymouth, Minnesota 55441

(Address of principal executive offices, including ZIP code)

(763) 852-2950

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	TTSH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01	Other Events

On August 15, 2022, after review and consideration of capital allocation alternatives with its financial advisor, the Independent Transaction Committee of the Board of Directors of Tile Shop Holdings, Inc. (the “Company”) unanimously recommended that the Board of Directors approve, and the Board of Directors unanimously approved, a stock repurchase program authorizing the Company to repurchase up to $30 million of shares of the Company’s common stock. Repurchases under the program may be made using a variety of methods, which may include, but are not limited to, open market purchases, privately negotiated transactions, or purchases pursuant to a 10b5-1 plan. The specific manner, timing, pricing, and amount of any transactions will be subject to the Company’s discretion and may be based upon prevailing stock prices, general economic and market conditions, legal requirements, and alternative opportunities that the Company may have for the use or investment of its capital. The repurchase program has no expiration date, but may be modified, suspended, or terminated by the Board of Directors at any time.

The Company plans to enter into a written stock repurchase plan (the “Plan”) in conformity with the provisions of Rule 10b5-1 and Rule 10b-18 promulgated under the Securities Exchange Act of 1934, as amended, under the stock repurchase program, on or about August 16, 2022. The Plan will provide for repurchases of up to $30 million of shares of the Company’s common stock, commencing not earlier than August 29, 2022. The Plan will terminate on the earlier of the repurchase of $30 million of shares of the Company’s common stock and March 6, 2023. There can be no assurance as to the exact number, or aggregate value, of shares of common stock that may be repurchased by the Company under the Plan.

On August 16, 2022, the Company issued a press release announcing the stock repurchase program, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release of Tile Shop Holdings, Inc., dated August 16, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILE SHOP HOLDINGS, INC.

	By:	/s/ Karla Lunan
Date: August 16, 2022	Name:	Karla Lunan
	Title:	Chief Financial Officer